UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A

                 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

 Filed by the Registrant [X]
 Filed by a Party other than the Registrant [_]

 Check the appropriate box:

 [_] Preliminary Proxy Statement
 [_] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
 [X] Definitive Proxy Statement
 [_] Definitive Additional Materials
 [_] Soliciting Material Pursuant to Section 240.14a-12

                     DIAL THRU INTERNATIONAL CORPORATION
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

 Payment of Filing Fee (Check the appropriate box):

 [X] No fee required.

 [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 (1) Title of each class of securities to which transaction applies:

 (2) Aggregate number of securities to which transaction applies:

 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

 (4) Proposed maximum aggregate value of transaction:

 (5) Total fee paid:

 [_] Fee paid previously with preliminary materials.

 [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 (1) Amount Previously Paid:

 (2) Form, Schedule or Registration Statement No.:

 (3) Filing Party:

 (4) Date Filed:

 May 12, 2003

 Dear Stockholders:

 I am pleased to invite you to Dial Thru International Corporation's Annual Meeting of Stockholders. The meeting will be held at 10:00 a.m., Los Angeles time, on Tuesday, July 1, 2003 at our principal executive offices, 17383 Sunset Boulevard, Suite 350, Los Angeles, CA 90272.

 At the meeting, you will be asked to (1) elect six directors to our Board of Directors, (2) ratify the appointment of KBA Group LLP as our independent auditors for the current fiscal year, and (3) transact such other business as may properly come before the meeting or any adjournment thereof. You will also have the opportunity to hear what has happened in our business during the past year and to ask questions of our executive officers who will be in attendance at the Annual Meeting. You will find other detailed information about us and our operations, including our audited financial statements, in the enclosed Annual Report.

 We hope that you can join us on July 1, 2003 and vote in person. Whether or not you can attend, please read the enclosed Proxy Statement. Please note that your vote is very important to us. A minimum number of shares must be represented at the meeting, in person or by proxy, to obtain the requisite quorum and proceed with the Annual Meeting. Therefore, we urge you to attend the Annual Meeting in person, but if you are not able to attend, we request that you complete the attached proxy and return it to us prior to the meeting. We value our stockholders and look forward to your participation.

                                    Yours truly,

                                    /s/ John Jenkins
                                    ------------------------------------
                                    John Jenkins,
                                    Chairman and Chief Executive Officer

                     DIAL THRU INTERNATIONAL CORPORATION
                      17383 SUNSET BOULEVARD, SUITE 350
                        LOS ANGELES, CALIFORNIA 90272


                NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 1, 2003


 To the Stockholders of Dial Thru International Corporation:

 NOTICE IS HEREBY given that the 2003 Annual Meeting of Stockholders of Dial Thru International Corporation will be held at Dial Thru's principal executive offices, 17383 Sunset Boulevard, Suite 350, Los Angeles, CA 90272 on Tuesday, July 1, 2003 at 10:00 a.m., Los Angeles time, for the following purposes:

      1. To elect six directors to serve until the 2004 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

      2. To consider and act upon a proposal to ratify the selection of KBA Group LLP to serve as independent auditors for our current fiscal year; and

      3. To transact such other business as may properly come before the meeting or any adjournments thereof.

 Our Board of Directors has fixed the close of business on May 2, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

 A list of our stockholders entitled to notice of and to vote at the Annual Meeting will be available for examination by any stockholder of our Company, for any purpose germane to the meeting, at the Annual Meeting and during ordinary business hours at our principal offices at the address set forth above for a period of ten days prior to the meeting.


 Los Angeles, California            By Order of the Board of Directors,
 May 12, 2003

                                    /s/ Allen Sciarillo
                                    -----------------------------------
                                    Allen Sciarillo,
                                    Secretary


 IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT IF YOU DO NOT PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. IF YOU DO SUBSEQUENTLY ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                     DIAL THRU INTERNATIONAL CORPORATION
                      17383 SUNSET BOULEVARD, SUITE 350
                        LOS ANGELES, CALIFORNIA 90272

                          -------------------------

                               PROXY STATEMENT

                          -------------------------

                     2003 ANNUAL MEETING OF STOCKHOLDERS


 General Information

 The Board of Directors of Dial Thru International Corporation is soliciting your proxy for use at the Annual Meeting of Stockholders to be held on July 1, 2003. This Proxy Statement, the accompanying proxy and our annual report to stockholders for the year ended October 31, 2002 will first be sent to our stockholders on or about May 15, 2003.

 Voting and Revocation of Proxies

 All properly completed proxies received prior to the Annual Meeting and not revoked will be voted in accordance with your instructions. IF NO SUCH INSTRUCTIONS ARE MADE, THEN PROXIES WILL BE VOTED AS FOLLOWS:

    * FOR THE ELECTION OF THE SIX NOMINEES FOR DIRECTOR; AND

    * FOR THE RATIFICATION OF THE APPOINTMENT OF KBA GROUP LLP TO SERVE AS OUR INDEPENDENT AUDITORS FOR THE 2003 FISCAL YEAR.

 If any other matters come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their best judgment.

 We encourage the personal attendance of our stockholders at the Annual Meeting. The execution of the accompanying proxy will not affect a stockholder's right to attend the Annual Meeting and to vote in person.

 Proxies may be revoked if you:

   * Deliver a signed, written revocation letter, dated any time before the proxy is voted, to Mr. Allen Sciarillo, Secretary, Dial Thru International Corporation, at our principal executive offices, 17383 Sunset Boulevard, Suite 350, Los Angeles, California 90272; or

   * Sign and deliver a proxy, dated later than any previously delivered proxy to the above address; or

   * Attend the meeting and vote in person. Attending the Annual Meeting alone will not revoke your proxy. A revocation letter or a later-dated proxy will not be effective until received by us at or prior to the Annual Meeting.

 Securities Entitled to be Voted at the Annual Meeting

 Only stockholders of record at the close of business on May 2, 2003 will be entitled to notice of and to vote at the Annual Meeting. On May 2, 2003 we had issued and outstanding 16,048,755 shares of our common stock, $.001 par value per share. Each share of Common Stock is entitled to one vote on each matter presented to the stockholders.

 How Proxies are Solicited

 In addition to the solicitation of proxies by use of the mail, we may also use certain officers, directors and regular employees who may solicit the return of proxies by personal interview, mail, telephone, facsimile and/or through the Internet. These persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses. We will also request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares. We will reimburse such persons and the transfer agent for their reasonable out-of-pocket expenses in forwarding such materials. We will bear all costs of the solicitation.

 Quorum and Voting Requirements

 The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting.

 Abstentions and broker non-votes are counted for the purposes of determining the presence or absence of a quorum for the transaction of business.
 Abstentions are counted in the tabulations of votes cast on proposals presented to the stockholders, while broker non-votes are not counted as among the shares entitled to vote with respect to such matter, and thus have the effect of reducing the number of affirmative votes required to approve a proposal and the number of negative votes or abstentions required to block such approval. A broker non-vote is a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority and has not received instructions from its client as to how to vote on a particular proposal.

 Assuming the presence of a quorum, the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy at the Annual Meeting, is required to elect our directors. Stockholders may not cumulate their votes in the election of directors. All other matters submitted for a vote at the Annual Meeting will be decided by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting, except as otherwise provided by law or in our Certificate of Incorporation or Bylaws.


                     PROPOSAL ONE:  ELECTION OF DIRECTORS

 Six directors are to be elected at the Annual Meeting, to serve until our next annual meeting of stockholders and until their respective successors are elected and qualified, or until their earlier resignation or removal. All of the nominees listed below currently serve as our directors and were elected to our Board of Directors at our 2002 Annual Meeting of Stockholders. Unless authority to vote for one or more nominees is withheld, the enclosed proxy will be voted FOR the election of all of the nominees listed below. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL OF THE NOMINEES

 The following table sets forth certain information regarding each nominee for election as a director and our executive officers.

 Name              Age  Position with the Company
 ----------------- ---  --------------------------------------------------
 John Jenkins       41  Chairman, Chief Executive Officer, President and
                        Director
 Allen Sciarillo    38  Executive Vice President, Chief Financial Officer,
                        Secretary and Director
 Lawrence Vierra    57  Executive Vice President and Director
 Robert M. Fidler   63  Director
 Nick DeMare        47  Director
 David Hess         41  Director

 JOHN JENKINS has served as our Chairman of the Board and Chief Executive Officer since October 2001, and has served as our President and a director since December 1999. Mr. Jenkins has also served as the President of Dial Thru.com, Inc., one of our subsidiaries, since November 1999. In May 1997, Mr. Jenkins founded Dial Thru International Corporation (subsequently dissolved in November 2000), and served as its President and Chief Executive Officer until joining us in November 1999. Prior to 1997, Mr. Jenkins served as the President and Chief Financial Officer for Golden Line Technology, a French telecommunications company. Prior to entering the telecommunications industry, Mr. Jenkins owned and operated several software, technology and real estate companies. Mr. Jenkins holds degrees in physics and business/economics.

 ALLEN SCIARILLO has been our Chief Financial Officer, Executive Vice President and Secretary since July 2001 and was elected as a director in May 2002. From January to March 2001, Mr. Sciarillo was the Chief Financial Officer of Star Telecommunications, Inc., a global facilities-based telecommunications carrier. Prior to that time, Mr. Sciarillo served as Chief Financial Officer of InterPacket Networks, a provider of Internet connectivity to Internet service providers worldwide, from July 1999 until its acquisition by American Tower Corporation in December 2000. From October 1997 to June 1999, he served as Chief Financial Officer of RSL Com USA, a division of RSL Com Ltd., a global facilities-based telecommunications carrier. Prior to joining RSL, Mr. Sciarillo was Vice President and Controller of Hospitality Worldwide Services, Inc. from July 1996 to October 1997. Mr. Sciarillo began his career at Deloitte & Touche and is a Certified Public Accountant.

 LAWRENCE VIERRA has served as our Executive Vice President and a director since January 2000. From 1995 through 1999, Mr. Vierra served as the Executive Vice President of RSL Com USA, Inc., an international telecommunications company, where he was primarily responsible for international sales. Mr. Vierra has also served on the board of directors and executive committees of various telecommunications companies and he has extensive knowledge and experience in the international sales and marketing of telecommunications products and services. Mr. Vierra holds degrees in marketing and business administration.

 ROBERT M. FIDLER has served as one of our directors since November 1994. Mr. Fidler joined Atlantic Richfield Company (ARCO) in 1960, was a member of ARCO's executive management team from 1976 to 1994 and was ARCO's manager of New Marketing Programs from 1985 until his retirement in 1994.

 NICK DEMARE has served as one of our directors since January 1991. Since May 1991, Mr. DeMare has been the President and Chief Executive Officer of Chase Management Ltd., a private company providing a broad range of administrative, management and financial services to private and public companies with varied interests in mineral exploration and development, precious and base metals production, oil and gas, venture capital and computer software. Mr. DeMare has served and continues to serve on the boards of a number of Canadian public companies, three of which are SEC reporting companies; Hilton Petroleum, Ltd., Trimark Energy Ltd. and California Exploration Ltd. Mr. DeMare is a Chartered Accountant (Canada).

 DAVID HESS was elected to our Board of Directors in May 2002. From November 2001 until December 2002, Mr. Hess served as the Chief Executive Officer and President, North America of Telia International Carrier, Inc. Prior to joining Telia, Mr. Hess was part of a turnaround team hired by the board of directors of Rapid Link Incorporated. He served as the Chief Executive Officer and as a director of Rapid Link Incorporated from August 2000 until September 2001. On March 13, 2001, Rapid Link Incorporated filed for Chapter 11 bankruptcy protection. Before joining Rapid Link, Mr. Hess served as Chief Executive Officer of Long Distance International from January 1999 until its acquisition by World Access in February 2000. Mr. Hess also served as President and Chief Operating Officer of TotalTel USA from May 1995 until January 1999. Mr. Hess received a BA in Communications with a Minor in Marketing from Bowling Green State University.

 Meetings of the Board of Directors

 The Board of Directors held one meeting during the fiscal year ended October 31, 2002. The Board of Directors has two standing committees: an Audit Committee and a Compensation Committee. There is no standing nominating committee. Each of the directors attended the meeting of the Board of Directors and all meetings of any committee on which such director served.

 Committees of the Board of Directors

 Our Audit Committee is comprised of two non-employee directors, Nick DeMare and Robert M. Fidler. The Audit Committee makes recommendations to the Board of Directors or management concerning the engagement of our independent public accountants and matters relating to our financial statements, our accounting principles and our system of internal accounting controls. The Audit Committee also reports its recommendations to the Board of Directors as to the approval of our financial statements. The Audit Committee held one meeting during the fiscal year ended October 31, 2002.

 Our Compensation Committee is comprised of two non-employee directors, Nick DeMare and Robert M. Fidler. The Compensation Committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and is also responsible for administration of our stock option and executive incentive compensation plans. The Compensation Committee held no meetings during the fiscal year ended October 31, 2002.

 Compensation of Directors

 Each of our directors who is not one of our executive officers receives a fee of $1,500 for each Board meeting attended. Directors are not compensated for attending committee meetings. Our directors also participate in our Company's equity incentive plan and are annually awarded non-qualified stock options for an aggregate of 5,000 shares of our Common Stock for services rendered to our Company as a director.

 Compliance with Section 16(a) of the Securities Exchange Act of 1934

 Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10% of our Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports that they file. To our knowledge, based solely on the review of the copies of such reports filed during the fiscal year ended October 31, 2002, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were met.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

 The following table sets forth certain information as of May 2, 2003, concerning the beneficial ownership of our Common Stock by (i) each stockholder known by us to own beneficially five percent or more of our outstanding Common Stock, (ii) each of our current directors, (iii) each Named Executive Officer, and (iv) all of our executive officers and directors as a group. Except as otherwise indicated below, each of the entities or persons named in the table has sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them. Effect has been given to shares reserved for issuance under outstanding stock options and warrants where indicated.

                                                 Number of      Percent of
     Name and address of Beneficial Owner        Shares (1)     Class (2)
     ------------------------------------       ------------    ---------
     John Jenkins                               3,746,220 (3)     18.32%
     17383 Sunset Boulevard, Suite 350
     Los Angeles, California  90272

     Lawrence Vierra                              293,333 (4)      1.43%
     8760 Castle Hill Avenue
     Las Vegas, Nevada  89129

     Nick DeMare                                   20,280 (5)        *
     1090 West Georgia Street, Suite 1305
     Vancouver, British Columbia  V6E 3V7

     Robert M. Fidler                              14,000 (6)        *
     987 Laguna Road
     Pasadena, California  91105

     David Hess                                      -0-             *
     17383 Sunset Boulevard, Suite 350
     Los Angeles, California  90272

     Allen Sciarillo                              250,000 (7)      1.22%
     17383 Sunset Boulevard, Suite 350
     Los Angeles, California  90272

     Global Capital Funding Group L.P.          1,323,838 (8)      6.47%
     106 Colony Park Drive
     Cumming, Georgia  30040

     All Executive Officers and Directors       4,323,833         21.14%
     as a group (6 persons)

       *   Reflects less than one percent.
      (1) Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our Common Stock subject to options or warrants held by that person that are exercisable within 60 days of May 2, 2003 are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the ownership of any other person.
      (2) Based upon 20,450,309 shares of Common Stock outstanding as of May 2, 2003.
      (3) Includes 1,996,220 shares of Common Stock which may be acquired through the exercise of options and warrants which are exercisable within 60 days of May 2, 2003.
      (4) Includes 283,333 shares of Common Stock which may be acquired through the exercise of warrants which are exercisable within 60 days of May 2, 2003.
      (5) Includes 10,000 shares of Common Stock which may be acquired through the exercise of options which are exercisable within 60 days of May 2, 2003.
      (6) Includes 10,000 shares of Common Stock which may be acquired through the exercise of options which are exercisable within 60 days of May 2, 2003.
      (7) Includes 250,000 shares of Common Stock which may be acquired through the exercise of option and warrants which are exercisable within 60 days of May 2, 2003.
      (8) Includes 600,000 shares of Common Stock which may be acquired through the exercise of warrants which are exercisable within 60 days of May 2, 2003.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

 In October 2001, we executed 10% convertible notes with three of our executive officers and director, who each provided financing to our Company in the aggregate principal amount of $1,945,958. The Notes were issued as follows: (i) a Note in the principal amount of $1,745,958 to John Jenkins, our Chief Executive Officer; (ii) a Note in the principal amount of $100,000 to Allen Sciarillo, our Executive Vice President and Chief Financial Officer; and (iii) a Note in the principal amount of $100,000 to Larry Vierra, our Executive Vice President. With an original maturity date of October 24, 2003, these Notes were amended subsequent to fiscal year 2002 and now mature on February 24, 2004. Each Note is secured by certain of our assets. Each Note was originally convertible at six-month intervals only, but was subsequently amended in November 2002 to provide for conversion into shares of our Common Stock at the option of the holder at any time prior to maturity. The conversion price is equal to the closing bid price of our Common Stock on the last trading day immediately preceding the conversion. We also issued to the holders of the Notes warrants to acquire an aggregate of 1,945,958 shares of Common Stock at an exercise price of $0.75 per share, which warrants expire on October 24, 2003.

 In January and July 2002, the Notes issued to Mr. Jenkins were amended to include additional advances in the aggregate principal amount of $402,433. We also issued to Mr. Jenkins two warrants to acquire an additional 102,433 and 300,000 shares of Common Stock, respectively, at an exercise price of $0.75, which warrants expire on January 28, 2007 and July 8, 2007, respectively.

 Compensation Committee Interlocks and Insider Participation

 The Compensation Committee consists of non-employee directors Messrs. DeMare and Fidler. None of the members of the Compensation Committee has been or is an officer or employee of our Company. None of our executive officers serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee. No member of our Board of Directors is an executive officer of a company in which one of our executive officers serves as a member of the board of directors or compensation committee of that company.

                            EXECUTIVE COMPENSATION

 The following table summarizes the compensation we paid during the fiscal years ended October 31, 2002, 2001, and 2000 for services in all capacities to each of our chief executive officer and our other executive officers whose total annual salary and bonus exceeded $100,000 during fiscal 2002. We refer to these individuals collectively as our Named Executive Officers.


                         Summary Compensation Table
                                                    Securities
                                                    Underlying
   Name and Principal                                Options/     All other
       Position                  Year    Salary    Warrants (#)  Compensation
  ---------------------------    ----   --------   ------------  ------------

  John Jenkins                   2002    181,042       -0-           -0-
  Chairman, CEO                  2001    108,833     700,000         -0-
  and Director                   2000    175,950       -0-         1,599 (1)

  Allen Sciarillo                2002    141,667       -0-           -0-
  Executive Vice President       2001      -0-       500,000         -0-
  and Chief Financial Officer    2000      -0-         -0-           -0-


 (1) Includes compensation associated with supplemental long-term disability insurance and matching 401(k) plan contributions we paid.


 Aggregated Option Exercise in Last Fiscal Year and Fiscal Year End Option
 Values


 The following table sets forth information with respect to the number of options held at fiscal year end and the aggregate value of in-the-money options held at fiscal year end by each of the Named Executive Officers.


                                                Number of securities        Value of unexercised
                                               underlying unexercised       in-the-money options
                                   Value         options at Fiscal               at Fiscal
                 Shares acquired  realized          Year End (#)              Year End ($) (2)
     Name        on exercise (#)   ($)(1)    Exercisable  Unexercisable  Exercisable  Unexercisable
 --------------- ---------------  --------   --------------------------  --------------------------
 John Jenkins          -0-          -0-        233,333       466,667         -0-           -0-
 Allen Sciarillo       -0-          -0-        166,667       333,333         -0-           -0-

 (1) The value realized upon the exercise of stock options represents the difference between the exercise price of the stock option and the fair market value of our Common Stock, multiplied by the number of options exercised on the date of exercise.

 (2) The value of "in-the-money" options represents the positive spread between the exercise price of the option and the fair market value of the underlying shares based on the closing stock price of our Common Stock on the last trading day of fiscal year 2003, which was $0.12 per share. "In-the-money" options include only those options where the fair market value of the stock is higher than the exercise price of the option on the date specified. The actual value, if any, an executive realizes on the exercise of options will depend on the fair market value of our Common Stock at the time of exercise.


 Employment Agreements

 We do not currently have employment agreements with any of our officers or employees.


           COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

 The Compensation Committee is responsible for implementing, overseeing and administering the Company's overall compensation policy. The basic objectives of that policy are to (a) provide compensation levels that are fair and competitive with peer companies, (b) align pay with performance, and (c) where appropriate, provide incentives which link executive and stockholder interests and long-term corporate objectives through the use of equity-based incentives. Overall, the compensation program is designed to attract, retain and motivate high quality and experienced employees at all levels. The principal elements of executive officer compensation are base pay, bonus and stock options, together with health benefits. The various aspects of the compensation program, as applied to the Company's Named Executive Officers, are outlined below.

 Executive officer compensation is, in large part, determined by the individual officer's ability to achieve his or her performance objectives. Each of the Company's Named Executive Officers participates in the development of an annual business strategy from which individual objectives are established and performance goals are measured periodically. Initially, the objectives are proposed by the particular officer involved. Those objectives are then determined by the Chief Executive Officer or, in the case of Mr. Jenkins's objectives, by the Board of Directors.

 Base Pay

 Initially, base pay was established at levels that were considered to be sufficient to attract experienced personnel but which would not exhaust available resources. As the Company grows, the compensation focus continues to emphasize other areas of compensation. Executive officers understand that their principal opportunities for substantial compensation lie not in enhanced base salary, but rather through appreciation in the value of previously granted stock options. Thus, base pay has not represented the most critical element of executive officer compensation.

 Mr. Jenkins, the Company's President and Chief Operating Officer through September 2001, was promoted to the position of Chief Executive Officer in October 2001. Mr. Jenkins' base pay for fiscal 2001 and 2002 was established at an amount considered below market in comparison to executive compensation levels for companies of similar size and maturity. The Compensation Committee established, and Mr. Jenkins accepted, below market compensation at the beginning of fiscal 2001, based on a variety of factors, including the performance of the Company, the ability of the Company to obtain funding to support its operational cash flow requirements, and a desire to save the Company the expense of compensation at market levels. The Compensation Committee set Mr. Jenkins' salary at $100,000 per annum for fiscal 2001, and $150,000 for 2002, compared to $175,950 for fiscal 2000.

 Bonus

 The Compensation Committee has determined that a cash incentive plan will be implemented when the Company is able to achieve positive operating results.

 Stock Options

 The Compensation Committee believes that a stock option plan provides capital accumulation opportunities to participants in a manner that fosters the alignment of the participants' interests and risks with the interests and risks of public stockholders. The Compensation Committee further believes that stock options can function to assure the continuing retention and loyalty of employees. Options that have been granted to the Named Executive Officers typically carry three-year vesting schedules. If these officers leave the Company's employ before their options are fully vested, they will lose a portion of the benefits that they might otherwise receive if they remain in the Company's employ for the entire vesting period. Stock option grants have been based upon amounts deemed necessary to attract qualified employees and amounts deemed necessary to retain such employees and to equitably reward high performance employees for their contributions to our development. For most of the Company's executive officers, stock options generally constitute the most substantial portion of the Company's compensation program.

 The Compensation Committee believes that an appropriate compensation program can help in fostering competitive operations if the program reflects a suitable balance between providing appropriate awards to key employees while at the same time effectively controlling compensation costs, principally by establishing cash compensation at competitive levels and emphasizing supplemental compensation that correlates the performance of individuals, the Company and its Common Stock.

 This report has been furnished by the Compensation Committee of the Board of Directors.

                                             Nick DeMare, Chairman
                                             Robert M. Fidler



                           AUDIT COMMITTEE MATTERS

 Independence of Audit Committee Members

 Our Common Stock is quoted on the OTC Bulletin Board and is governed by the standards applicable thereto. All members of the Audit Committee of the Board of Directors have been determined to be "independent directors" pursuant to the definition contained in Rule 4200(a)(15) of the National Association of Securities Dealers' Marketplace rules.

                            AUDIT COMMITTEE REPORT

 In connection with the preparation and filing of our Annual Report on Form 10-K for the year ended October 31, 2002:

  (1) the Audit Committee reviewed and discussed the audited financial statements with our management;

  (2) the Audit Committee discussed with our independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61; and

  (3) based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2002 Annual Report on Form 10-K for filing with the SEC.

                          By: The Audit Committee of the Board of Directors

                                             Nick DeMare, Chairman
                                             Robert Fidler


 Stock Performance Graph

 The following graph compares the percentage change in the cumulative total shareholder return on our Common Stock with the cumulative total return of the Nasdaq Stock Market (U.S.) Composite Index and the Nasdaq Stock Market Telecommunications Index (IXTC-O) for the five year period ended October 31, 2002. For purposes of the graph, it is assumed that the value of the investment in our Common Stock and each index was $100 on October 31, 1997 and that all dividends were reinvested.

 The comparison in the graph below is based solely on historical data and is not intended to forecast the possible future performance of our Common Stock.

                           COMPARISON OF FIVE YEAR
      CUMULATIVE TOTAL RETURN AMONG DIAL THRU INTERNATIONAL CORPORATION,
         THE NASDAQ STOCK MARKET (U.S.)  AND THE NASDAQ TELECOM INDEX

                      [ PERFORMANCE GRAPH APPEARS HERE ]

                           TELECOMMUNICATIONS INDEX

                           October  October  October  October  October  October
                             31,      31,      31,      31,      31,      31,
 CUMULATIVE TOTAL RETURN    1997     1998     1999     2000     2001     2002
 ------------------------------------------------------------------------------
 Dial Thru International   $100.0    $18.5    $51.9    $90.7    $41.5     $7.1
   Corporation
 Nasdaq Stock Market (US)  $100.0   $137.4   $258.7   $321.9   $133.9   $102.7
 Nasdaq Telecom Index      $100.0   $135.2   $251.7   $211.8    $71.8    $35.9

      PROPOSAL TWO:  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

 Our Audit Committee has appointed the firm KBA Group LLP as our independent auditors for the fiscal year ending October 31, 2003. That appointment has also been confirmed and ratified by our Board of Directors and the Board of Directors recommends that the stockholders ratify the appointment of KBA Group LLP as our Company's independent auditors. Although our Bylaws do not require the ratification of the selection of KBA Group LLP by stockholders, as a matter of good corporate practice, our Board is submitting the selection of KBA Group LLP for stockholder approval. However, even if the stockholders ratify the selection, our Board of Directors, in its discretion, may still direct the appointment of other independent auditors at any time during the year if our Board believes that such change would be in the best interests of our Company and our stockholders.

 Changes in Certifying Accountants

 On November  2,  2001, we  dismissed  King Griffin  &  Adamson P.C.  as  our independent public accountants. Our Audit Committee participated in and approved the decision to change independent public accountants. The audit reports of King Griffin & Adamson P.C. on our consolidated financial statements as of and for the years ended October 31, 2000 and 1999, the two most recent fiscal years audited by King Griffin & Adamson P.C., did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that King Griffin & Adamson P.C.'s report on our financial statements for the fiscal year ended October 31, 2000 contained a modification as to the uncertainty of our ability to continue as a going concern.

 In connection with the audits for the two years ended October 31, 2000, and through November 2, 2001, there were no disagreements with King Griffin & Adamson P.C. on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of King Griffin & Adamson P.C. would have caused them to make reference to them in their report on the financial statements for those years. During the two fiscal years ended October, 31, 2000, and through November 2, 2001, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

 In its letter dated November 5, 2001 to the SEC, King Griffin & Adamson P.C. stated that it agreed with the statements in the preceding two paragraphs. This letter was filed as Exhibit 16.1 to our Current Report on Form 8-K, filed with the SEC on November 7, 2001.

 We engaged Arthur Andersen LLP as our new independent public accountants as of November 2, 2001. During the two fiscal years ended October 31, 2000, and through November 2, 2001, we did not consult with Arthur Andersen LLP regarding the following:

        *  the  application   of  accounting   principles  to   a   specified
           transaction, either completed or proposed;

        * the type of audit opinion that might be rendered on our financial statements, and in no case was a written report provided to us nor was oral advice provided that we concluded was an important factor in reaching a decision as to an accounting, auditing or financial reporting issue; or

        * any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

 On August 2, 2002, we received a letter from the SEC notifying us that Arthur Andersen LLP, in connection with the winding-down of its business, had notified the SEC that it would be unable to perform future audit services for us effective immediately. We did not receive a copy of this notification directly from Arthur Andersen LLP.

 The audit report of Arthur Andersen LLP on our consolidated financial statements as of and for the year ended October 31, 2001, the fiscal year audited by Arthur Andersen LLP, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, other than a modification as to the uncertainty of our ability to continue as a going concern. In connection with the audit for the most recent fiscal year and through August 7, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to them in their report on the financial statements for those periods. During the fiscal year ended October 31, 2001 and through August 7, 2002, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K.

 On August 23, 2002, we reengaged King Griffin & Adamson P.C. as our independent public accountants. Our Audit Committee participated in and approved the decision to reengage King Griffin & Adamson P.C. During the fiscal year ended October 31, 2001 and through August 23, 2002, we did not consult with King Griffin & Adamson P.C. regarding the following:

        *  the  application   of  accounting   principles  to   a   specified
           transaction, either completed or proposed;

        * the type of audit opinion that might be rendered on our financial statements, and in no case was a written report provided to us nor was oral advice provided that we concluded was an important factor in reaching a decision as to an accounting, auditing or financial reporting issue; or

        * any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

 On March 6, 2003, King Griffin & Adamson P.C. resigned to allow its successor entity KBA Group LLP to be engaged as our independent public accountants.

 The report issued by King Griffin & Adamson P.C. on our financial statements for the fiscal year ended October 31, 2002 did not contain an adverse opinion nor a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles. The report issued by King Griffin & Adamson P.C. on our financial statements for the fiscal year ended October 31, 2002 was modified to include an explanatory paragraph describing conditions that raised substantial doubt about our ability to continue as a going concern.

 In connection with its audit for the most recent fiscal year and through March 5, 2003, there were no disagreements with King Griffin & Adamson P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of King Griffin & Adamson P.C., would have caused King Griffin & Adamson P.C. to make reference thereto in their report on the financial statements for such year or such interim periods.

 In its letter dated March 10, 2003 to the SEC, King Griffin & Adamson P.C. stated that it agreed with the statements in the preceding three paragraphs. This letter was filed as Exhibit 16 to our Current Report on Form 8-K, filed with the SEC on March 10, 2003.

 Our Audit Committee approved the engagement of KBA Group LLP and we engaged KBA Group LLP as our new independent public accountants as of March 6, 2003. As KBA Group LLP is a successor entity to King Griffin & Adamson P.C., the section addressing consultation of the newly engaged independent public accountants is not applicable.

 Audit Fees

 For the year ended October 31, 2002, our current independent public accounts KBA Group LLP, billed us an aggregate of $91,679, and Arthur Andersen LLP, our former independent public accountants, billed us an aggregate of $8,900 for professional services rendered for the audit of our financial statements for such period and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q during such period.

 Financial Information Systems Design and Implementation Fees

 There were no financial information systems design and implementation services rendered for the year ended October 31, 2002.

 All Other Fees

 During the year ended October 31, 2002, we were billed $26,280 and $3,500 for non-audit services (other than the non-audit services described above) rendered by KBA Group LLP and Arthur Andersen LLP, respectively.


    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE
       SELECTION OF KBA GROUP LLP AS OUR INDEPENDENT AUDITORS FOR 2003


                            STOCKHOLDER PROPOSALS

 Any stockholder who wishes to submit a proposal for us to consider for inclusion in our 2004 proxy materials and for presentation at our 2004 Annual Meeting of Stockholders, you must send such proposal to our Company Secretary at the address indicated on the first page of this proxy statement, so that the Secretary receives it no later than December 5, 2003, unless the 2004 Annual Meeting will be held on a date that is more than 30 days before or after July 1, 2004, the anniversary of the date of the 2003 Annual Meeting, in which case we must receive your proposal within a reasonable time before we mail the proxy materials for our 2004 Annual Meeting.

 Advance Notice Requirements

 Our Bylaws require that stockholder proposals and director nominations by stockholders be made in compliance with certain advance notice requirements. For business to be properly brought before an annual meeting by a stockholder, the stockholder must deliver a written notice to our Secretary no later than 90 days prior to the date of the scheduled meeting; however, if less than 100 days' notice or prior public disclosure of the date of the scheduled meeting is given, notice by the stockholder must be given no later than the close of business on the tenth day following our public disclosure or mailing of a notice setting forth the date of the annual meeting. A stockholder's notice to the Secretary with regard to an annual meeting shall be in the form required by our Bylaws.

 The chairman of the meeting may refuse to bring any business before the meeting that is not properly brought before the meeting in accordance with our Bylaws. Copies of our Bylaws are available upon written request to our Secretary. The advance notice requirements for our annual meetings do not supersede the requirements or conditions established by the SEC for stockholder proposals to be included in our proxy materials for a meeting of stockholders.

 Annual Report and Financial Information

 Our Annual Report to stockholders covering our fiscal year ended October 31, 2002, including our audited financial statements, is enclosed herewith. The Annual Report does not form any part of the materials for the solicitation of proxies.

                                OTHER MATTERS

 Our Board of Directors is not aware of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

                                    By Order of the Board of Directors


                                    /s/ Allen Sciarillo
                                    ----------------------------------
                                    Allen Sciarillo,
                                    Secretary

                                [PROXY CARD]

                     DIAL THRU INTERNATIONAL CORPORATION


  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
              MEETING OF STOCKHOLDERS TO BE HELD ON JULY 1, 2003


 The undersigned hereby constitutes and appoints Allen Sciarillo and John Jenkins, or either of them, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of Common Stock of Dial Thru International Corporation, that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Dial Thru International Corporation to be held on July 1, 2003 and at any and all adjournments thereof.

  1. Election of          [   ]  FOR ALL nominees         [   ]  WITHOLD
     Directors:                  named below                     AUTHORITY to
                                 (except as                      vote for all
                                 marked to the                   nominees
                                 contrary)                       named below


       John Jenkins, Allen Sciarillo, Larry Vierra, Robert M. Fidler, Nick DeMare, David Hess

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the line below.)

 ----------------------------------------------------------------------------

 2. To ratify the selection of KBA Group LLP to serve as independent public accountants for Dial Thru International Corporation for the 2003 fiscal year.

   [   ]  FOR             [   ]  AGAINST                  [   ]  ABSTAIN

 In their discretion, to vote upon such other business as may properly come before the meeting or any adjournments thereof.

                 (Continued and to be signed on Reverse Side)

                         (Continued from Other Side)

 THE RIGHT TO REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED IS RESERVED. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED OR WITHHELD IN ACCORDANCE WITH THE SPECIFICATIONS MADE IN THIS PROXY. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR EACH OTHER PROPOSAL SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXY HOLDERS ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

 All proxies to vote at the Meeting or any adjournment thereof previously given by the undersigned are hereby revoked.


   [INSERT MAILING           Dated: ____________________________
      LABEL]

                             ___________________________________
                             Signature of Shareholder

                             ___________________________________
                             Signature (if jointly
                             owned) Please sign exactly as the name
                             appears on the certificate or certificates representing shares to be voted by the proxy. When signing as executor, administrator, attorney trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.



  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.